Exhibit 10.09(c)

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

This Amendment No. 2 to Employment Agreement (“Amendment No. 2”), dated as of September 1, 2002, amends that certain Employment Agreement (the “Employment Agreement”) dated May 4, 1998, as previously amended by Amendment No. 1, dated as of December 1, 1999, by and between Equitable Resources, Inc., a Pennsylvania corporation (the “Company”), and Murry S. Gerber, an individual (the “Executive”);

WITNESSETH:

WHEREAS, in connection with the Executive’s employment pursuant to the Employment Agreement, as amended, the Company and Executive entered into, among other things, a Change of Control Agreement dated as of November 30, 1999 (“Change of Control Agreement”), a copy of which is attached to Amendment No. 1 of the Employment Agreement as Exhibit; and

WHEREAS, the Company and the Executive desire to enter into a new Change of Control Agreement, substantially in the form attached hereto as Exhibit A (the “New Change of Control Agreement”); and

WHEREAS, in order to coordinate the terms of the Employment Agreement, as amended, with the execution of the New Change of Control Agreement, the Company and the Executive desire to enter into this Amendment No. 2;

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Company and the Executive agree as follows:

1.             Section 1 of Amendment No. 1 of the Employment Agreement is amended by deleting the Change of Control Agreement referred to therein and attached thereto as Exhibit A and substituting the New Change of Control Agreement attached hereto as Attachment A.  All references in the Employment Agreement and Amendment No. 1 to the “Change of Control Agreement” shall, from the date of this Amendment No. 2 and thereafter, refer to the New Change of Control Agreement attached hereto as Attachment A.

2.             All other terms of the Employment Agreement, as amended by Amendment No. 1, shall be unaffected by this Amendment No. 2 and shall remain in full force and effect.

3.        This Amendment No. 2 shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date first above set forth.

EQUITABLE RESOURCES, INC.:

By:	/s/ Gregory R. Spencer

Name:	Gregory R. Spencer

Title:	Senior Vice President and Chief Administrative Officer

/s/ Murry S. Gerber
Murry S. Gerber